UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2020
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ARCUTIS BIOTHERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39186	81-2974255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2945 Townsgate Road, Suite 110
Westlake Village, CA 91361
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (805) 418-5006
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ARQT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On September 16, 2020, Arcutis Biotherapeutics, Inc. (the “Company”) issued a press release announcing the completion of enrollment in DERMIS-1 and DERMIS-2, the Company’s pivotal Phase 3 clinical trials evaluating ARQ-151 (topical roflumilast cream) as a potential topical treatment for plaque psoriasis. The Company also updated its guidance indicating that it now expects to announce topline data from DERMIS-1 and DERMIS-2 in the first quarter of 2021 and, if positive, it anticipates submission of a NDA for ARQ-151 to the FDA by the end of 2021.

The foregoing contains “forward-looking” statements, including, among others, statements regarding the expected timing of the announcement of topline data from DERMIS-1 and DERMIS-2 and its expectations with regard to its plans for a NDA submission to the FDA, including timing thereof. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements and you should not place undue reliance on our forward-looking statements. Risks and uncertainties that may cause our actual results to differ include risks inherent in the clinical development process and regulatory approval process, the timing of regulatory filings, and our ability to defend our intellectual property. For a further description of the risks and uncertainties applicable to the Company’s business, see the “Risk Factors” section of its Form 10-Q filed with U.S. Securities and Exchange Commission (SEC) on August 11, 2020, as well as any subsequent filings with the SEC. The Company undertake no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes available.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCUTIS BIOTHERAPEUTICS, INC.

September 18, 2020	By:	/s/ John W. Smither
John W. Smither
Chief Financial Officer